1 Supplemental Information Q2 FISCAL YEAR 2025

Revenue Composition(1)

($ in thousands)	Quarter Ended								
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Software and related service revenue									
SaaS[2]	$ 10,585	$ 10,182	$ 9,677	$ 8,834	$ 8,809	$ 8,742	$ 8,977	$ 8,523	$ 8,244
Transaction-based[3]	4,043	3,836	4,121	3,928	3,538	3,651	3,706	3,291	3,174
Maintenance[4]	8,288	8,796	8,783	8,433	8,125	8,207	7,970	8,336	8,039
Recurring software services[5]	11,092	10,343	10,497	10,913	11,263	10,205	10,303	11,127	10,567
Professional services[6]	9,410	9,841	10,062	8,906	9,199	8,881	10,777	10,039	10,634
Software licenses	2,805	2,677	2,498	405	963	417	2,714	2,380	3,193
Total	$ 46,223	$ 45,675	$ 45,638	$ 41,419	$ 41,897	$ 40,103	$ 44,447	$ 43,696	$ 43,851
Year-over-year growth	*10%*	*14%*	*3%*	*(5)%*	*(4)%*				
Payments revenue	$ 14,141	$ 13,511	$ 12,225	$ 11,867	$ 13,572	$ 12,677	$ 11,296	$ 10,895	$ 12,903
Year-over-year growth	*4%*	*7%*	*8%*	*9%*	*5%*				
Other revenue									
Recurring[7]	$ 1,614	$ 1,646	$ 1,738	$ 1,343	$ 1,405	$ 1,423	$ 1,526	$ 1,445	$ 1,363
Other	1,081	859	1,263	1,408	1,094	851	1,315	1,224	1,050
Total	$ 2,695	$ 2,505	$ 3,001	$ 2,751	$ 2,499	$ 2,274	$ 2,841	$ 2,669	$ 2,413
Year-over-year growth	*8%*	*10%*	*6%*	*3%*	*4%*				
Total revenue	$ 63,059	$ 61,691	$ 60,864	$ 56,037	$ 57,968	$ 55,054	$ 58,584	$ 57,260	$ 59,167
Recurring revenue[8]	$ 49,763	$ 48,314	$ 47,040	$ 45,318	$ 46,712	$ 44,905	$ 43,778	$ 43,617	$ 44,290
Annualized Recurring Revenue "ARR"[9]									
Software and related service revenue	$ 136,032	$ 132,628	$ 132,313	$ 128,432	$ 126,940	$ 123,220	$ 123,824	$ 125,108	$ 120,096
Payments revenue	56,564	54,044	48,898	47,468	54,288	50,708	45,184	43,580	51,612
Other revenue	6,456	6,584	6,951	5,372	5,620	5,692	6,104	5,780	5,452
Total ARR	$ 199,052	$ 193,256	$ 188,162	$ 181,272	$ 186,848	$ 179,620	$ 175,112	$ 174,468	$ 177,160
Year-over-year growth	*7%*	*8%*	*7%*	*4%*	*5%*				

i3 VERTICALS

See footnotes continued on the next slide.

2

3 1.) As a result of the sale of our merchant services business (the “Merchant Services Business”) on September 20, 2024, the historical results of our Merchant Services Business have been reflected in discontinued operations in the results of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classification. Prior period results have been recast to reflect this presentation. In addition, as previously announced, on May 5, 2025, the Company entered into a securities purchase agreement pursuant to which the Company sold its healthcare revenue cycle management business (the “Healthcare RCM Business”) on such date to Infinx, Inc. In addition, the Healthcare RCM Business was not classified as held for sale according to GAAP as of March 31, 2025. Accordingly, the current period and historical results of the Healthcare RCM Business are presented within results from continuing operations. On subsequent slides, we present certain revenue-related information (i) with respect to the Healthcare RCM Business, (ii) with respect to our remaining business after giving effect to the removal of the Healthcare RCM Business (“RemainCo”), and (iii) on a consolidated basis for reconciliation purposes. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 3.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 6.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 7.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 8.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 9.) Annualized Recurring Revenue (ARR) is the annualized revenue derived from recurring sources where the Company has an ongoing contract with our customers. We believe revenue from recurring sources is a strategic priority. ARR is comprised of software-as-a-service (“SaaS”) arrangements, transaction- based software-revenue, software maintenance, recurring software-based services, payments revenue and other recurring revenue sources within the quarter. The sum of these revenue categories is multiplied by four to calculate ARR. ARR excludes revenue that is not recurring or is one-time in nature. We believe this metric provides useful information to investors by providing visibility regarding the ongoing revenue potential of our business model and providing a clearer picture of our sustainable revenue base. Further, management uses ARR as a metric because it helps to assess the health and trajectory of our business. Our management believes that focusing on ARR can orient our sales and operations management towards long-term, reliable revenue growth. This focus on recurring revenue is particularly relevant for businesses operating under a subscription model, where customer retention and contract renewals play a significant role in long-term financial performance. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. Additionally, ARR does not take into account seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by our customers. Revenue Composition

Revenue Composition - Reconciliation of Healthcare RCM Business and RemainCo[(1)]

($ in thousands)	Quarter Ended								
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Total - Software and related service revenue									
SaaS[(2)]	$ 10,585	$ 10,182	$ 9,677	$ 8,834	$ 8,809	$ 8,742	$ 8,977	$ 8,523	$ 8,244
Transaction-based[(3)]	4,043	3,836	4,121	3,928	3,538	3,651	3,706	3,291	3,174
Maintenance[(4)]	8,288	8,796	8,783	8,433	8,125	8,207	7,970	8,336	8,039
Recurring software services[(5)]	11,092	10,343	10,497	10,913	11,263	10,205	10,303	11,127	10,567
Professional services[(6)]	9,410	9,841	10,062	8,906	9,199	8,881	10,777	10,039	10,634
Software licenses	2,805	2,677	2,498	405	963	417	2,714	2,380	3,193
Total	$ 46,223	$ 45,675	$ 45,638	$ 41,419	$ 41,897	$ 40,103	$ 44,447	$ 43,696	$ 43,851
Healthcare RCM Business - Software and related service revenue									
SaaS[(2)]	$ 1,376	$ 1,370	$ 1,346	$ 1,317	$ 1,309	$ 1,323	$ 1,312	$ 1,308	$ 1,325
Transaction-based[(3)]	213	230	211	205	8	386	322	43	2
Maintenance[(4)]	173	174	173	178	189	192	193	199	200
Recurring software services[(5)]	6,710	7,302	7,218	7,461	7,310	7,102	6,985	7,636	6,495
Professional services[(6)]	274	258	333	434	404	425	411	363	424
Software licenses	—	3	7	—	2	22	6	11	—
Total	$ 8,746	$ 9,337	$ 9,288	$ 9,595	$ 9,222	$ 9,450	$ 9,229	$ 9,560	$ 8,446
Intercompany eliminations of Recurring software services[(7)]	$ (202)	$ (266)	$ (137)	$ (139)	$ (133)	$ (4)	$ (3)	$ (1)	$ —
RemainCo - Software and related service revenue									
SaaS[(2)]	$ 9,209	$ 8,812	$ 8,331	$ 7,517	$ 7,500	$ 7,419	$ 7,665	$ 7,215	$ 6,919
Transaction-based[(3)]	3,830	3,606	3,910	3,723	3,530	3,265	3,384	3,248	3,172
Maintenance[(4)]	8,115	8,622	8,610	8,255	7,936	8,015	7,777	8,137	7,839
Recurring software services[(5)]	4,584	3,307	3,416	3,591	4,086	3,107	3,321	3,492	4,072
Professional services[(6)]	9,136	9,583	9,729	8,472	8,795	8,456	10,366	9,676	10,210
Software licenses	2,805	2,674	2,491	405	961	395	2,708	2,369	3,193
Total	$ 37,679	$ 36,604	$ 36,487	$ 31,963	$ 32,808	$ 30,657	$ 35,221	$ 34,137	$ 35,405

i3 VERTICALS

See remaining reconciliation continued on the next slide.

4

Revenue Composition - Reconciliation of Healthcare RCM Business and RemainCo[1]

($ in thousands)	Quarter Ended								
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Total - Payments revenue	$ 14,141	$ 13,511	$ 12,225	$ 11,867	$ 13,572	$ 12,677	$ 11,296	$ 10,895	$ 12,903
Healthcare RCM Business - Payments revenue	83	75	75	70	67	56	39	23	17
RemainCo - Payments revenue	$ 14,058	$ 13,436	$ 12,150	$ 11,797	$ 13,505	$ 12,621	$ 11,257	$ 10,872	$ 12,886
Total - Other revenue									
Recurring[8]	$ 1,614	$ 1,646	$ 1,738	$ 1,343	$ 1,405	$ 1,423	$ 1,526	$ 1,445	$ 1,363
Other	1,081	859	1,263	1,408	1,094	851	1,315	1,224	1,050
Total	$2,695	$2,505	$3,001	$2,751	$2,499	$2,274	$2,841	$ 2,669	$ 2,413
Healthcare RCM Business - Other revenue									
Recurring[8]	$ 297	$ 324	$ 314	$ 328	$ 307	$ 329	$ 353	$ 357	$ 378
Other	—	—	1	—	1	1	4	2	1
Total	$ 297	$ 324	$ 315	$ 328	$ 308	$ 330	$ 357	$ 359	$ 379
RemainCo - Other revenue									
Recurring[8]	$ 1,317	$ 1,322	$ 1,424	$ 1,015	$ 1,098	$ 1,094	$ 1,173	$ 1,088	$ 985
Other	1,081	859	1,262	1,408	1,093	850	1,311	1,222	1,049
Total	$ 2,398	$ 2,181	$ 2,686	$ 2,423	$ 2,191	$ 1,944	$ 2,484	$ 2,310	$ 2,034
Totals									
Total Revenue	$ 63,059	$ 61,691	$ 60,864	$ 56,037	$ 57,968	$ 55,054	$ 58,584	$ 57,260	$ 59,167
Healthcare RCM Business Revenue	9,126	9,736	9,678	9,993	9,597	9,836	9,625	9,942	8,842
Intercompany Eliminations	(202)	(266)	(137)	(139)	(133)	(4)	(3)	(1)	—
RemainCo Revenue	54,135	52,221	51,323	46,183	48,504	45,222	48,962	47,319	50,325
RemainCo Recurring Revenue[9]	41,113	39,105	37,841	35,898	37,655	35,521	34,577	34,052	35,873

i3 VERTICALS

See footnotes continued on the next slide.

5

6 1.) In connection with the sale of our Healthcare RCM business on May 5, 2025, as noted above, Slides 4 and 5 present certain revenue-related information (i) with respect to the Healthcare RCM Business, (ii) with respect to our remaining business after giving to the removal of the Healthcare RCM Business (“RemainCo”), and (iii) on a consolidated basis for reconciliation purposes. Prior period results have been recast to reflect this presentation. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 3.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 6.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 7.) Intercompany eliminations of Recurring software services relate to intercompany transactions between the Healthcare RCM Business and RemainCo that have historically been eliminated upon consolidation. These eliminations are added back to RemainCo revenue to present standalone financial information. 8.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 9.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. RemainCo recurring revenue equals consolidated recurring revenue less Healthcare RCM Business recurring revenue, after giving effect to intercompany eliminations. See slides 4 and 5 for additional information regarding the components of recurring revenue for the periods presented. Revenue Composition - Reconciliation of Healthcare RCM Business and RemainCo(1)

Q2 Fiscal 2025 GAAP Measures; Use of Non-GAAP Financial Measures

The following is our income (loss) from operations for the three and six months ended March 31, 2025 and 2024 calculated in accordance with GAAP and presented for continuing operations only.

($ in thousands)	Three Months Ended March 31, 2025				Three Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Income (loss) from operations	$ 16,049	$ (455)	$ (11,630)	$ 3,964	$ 13,318	$ 1,160	$ (11,992)	$ 2,486

($ in thousands)	Six Months Ended March 31, 2025				Six Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Income (loss) from operations	$ 27,840	$ 2,179	$ (23,356)	$ 6,663	$ 24,850	$ 3,320	$ (24,199)	$ 3,971

This presentation includes the disclosure of certain non-GAAP financial measures presented by the Company, including the following:

- **Adjusted Income Before Taxes from Continuing Operations.** Adjusted income before taxes from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest and to exclude certain items on a pre-tax basis which the Company believes may not fully reflect our underlying operating performance. The Company believes that this non-GAAP measure provides useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance on a pre-tax basis.
- **Adjusted Net Income from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations.** Adjusted net income from continuing operations equals adjusted income before taxes from continuing operations as described above, adjusted to give effect to an effective tax rate of 25%, which reflects our estimated long-term effective tax rate, considering blended federal and state tax rates. Adjusted diluted earnings per share from continuing operations equals adjusted net income from continuing operations divided by our adjusted weighted average shares of adjusted diluted Class A common stock outstanding. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance on a post-tax basis after giving effect to this assumed tax rate. Adjusted Diluted Earnings per Share from Continuing Operations has also been utilized as a metric in connection with performance-based equity awards previously granted by the Company to executives.
- **Adjusted EBITDA from Continuing Operations and Adjusted EBITDA Margin from Continuing Operations.** Adjusted EBITDA from continuing operations equals net income (loss) from continuing operations attributable to i3 Verticals Inc., before interest, income taxes, depreciation and amortization, adjusted to add back net income (loss) from continuing operations attributable to non-controlling interest, and to exclude certain items which the Company believes do not fully reflect our underlying operating performance. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. The Company believes that these non-GAAP measures provide useful information to investors in understanding and evaluating the Company's results of continuing operations and ongoing operational performance. Adjusted EBITDA from continuing operations and Adjusted EBITDA margin as presented at a segment level are measures reported to the Company's management for purposes of making decisions about allocating resources and assessing the performance of our business segments, and these measures are presented in the Company's financial statement footnotes in accordance with ASC 280. Adjusted EBITDA and Adjusted EBITDA margin, as presented on a consolidated basis, are non-GAAP financial measures. In addition, Adjusted EBITDA and Adjusted EBITDA margin have been metrics utilized in connection with the Company's short-term annual cash incentive program for executive management.

This presentation also includes the disclosure of certain revenue and other financial measures for certain historical periods in this presentation with respect to RemainCo, excluding the financial results of the Healthcare RCM Business, which are non-GAAP financial measures. The Company believes that these non-GAAP financial measures present useful information to investors in connection with understanding the ongoing operational performance of the Company by giving effect to the sale of the Healthcare RCM Business, which will not be included in the financial results of the Company following the completion of such sale on May 5, 2025.

The Company discloses these non-GAAP financial measures when reporting its financial results to stockholders and potential investors in order to provide them with an additional tool to evaluate the Company's ongoing business operations. The Company believes that the disclosure of these non-GAAP financial measures provides investors with important key financial performance indicators as described above. In addition, these non-GAAP financial measures are utilized by management to assess the Company's financial results, evaluate the Company's business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of these non-GAAP financial measures to give stockholders and potential investors an opportunity to see the Company as viewed by management, to assess the Company with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources. Although these non-GAAP financial measures assist in measuring the Company's financial results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. This presentation includes reconciliations of the non-GAAP financial measures disclosed herein as described above.

i3 VERTICALS 7

Q2 2025 QTD Segment Performance[1]

($ in thousands)	Three Months Ended March 31, 2025				Three Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Revenue from continuing operations	$ 52,405	$ 10,857	$ (203)	$ 63,059	$ 47,097	$ 11,053	$ (182)	$ 57,968
Recurring cash other costs of services[2][3]	15,698	6,151	338	22,187	14,207	6,209	731	21,147
Recurring cash SG&A expenses[2][4]	15,131	2,984	5,615	23,730	13,657	3,069	4,881	21,607
Adjusted EBITDA from continuing operations[5]	$ 21,576	$ 1,722	$ (6,156)	$ 17,142	$ 19,233	$ 1,775	$ (5,794)	$ 15,214
Adjusted EBITDA margin from continuing operations[5]	41 %	16 %	n/m	27 %	41 %	16 %	n/m	26 %
Period over period growth rates								
Revenue from continuing operations	11%	(2)%		9%				
Recurring cash other costs of services[2][3]	10%	(1)%		5%				
Recurring cash SG&A expenses[2][4]	11%	(3)%		10%				
Adjusted EBITDA from continuing operations[5]	12%	(3)%		13%				

1.) i3 Verticals currently has two segments, "Public Sector" and "Healthcare." i3 Verticals also has an "Other" category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations.
2.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business is providing software solutions for key verticals. Given the change in our business model following the sale of our Merchant Services Business, we have reclassified certain expenses to better align with the primary industry in which we now operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations. In addition, the Healthcare RCM Business was not classified as held for sale according to GAAP as of March 31, 2025. Accordingly, the current period and historical results of the Healthcare RCM Business are presented within results from continuing operations.
3.) Recurring cash other costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within other costs of services.
4.) Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing.
5.) Adjusted EBITDA from continuing operations and Adjusted EBITDA margin from continuing operations as presented at a segment level are measures reported to our management for purposes of making decisions about allocating resources and assessing the performance of our business segments, and these measures are presented in our financial statement footnotes in accordance with ASC 280. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin, as presented on a consolidated basis, are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures.

i3 VERTICALS
8

Q2 2025 YTD Segment Performance[(1)]

($ in thousands)	Six Months Ended March 31, 2025				Six Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Revenue from continuing operations	$ 101,190	$ 24,028	$ (468)	$ 124,750	$ 90,595	$ 22,633	$ (206)	$ 113,022
Recurring cash other costs of services[(2)(3)]	30,413	12,325	480	43,218	27,170	12,029	1,525	40,724
Recurring cash SG&A expenses[(2)(4)]	29,958	6,233	11,827	48,018	26,833	6,035	10,228	43,096
Adjusted EBITDA from continuing operations[(5)]	$ 40,819	$ 5,470	$ (12,775)	$ 33,514	$ 36,592	$ 4,569	$ (11,959)	$ 29,202
Adjusted EBITDA margin from continuing operations[(5)]	40 %	23 %	n/m	27 %	40 %	20 %	n/m	26 %
Period over period growth rates								
Revenue from continuing operations	12%	6%		10%				
Recurring cash other costs of services[(2)(3)]	12%	2%		6%				
Recurring cash SG&A expenses[(2)(4)]	12%	3%		11%				
Adjusted EBITDA from continuing operations[(5)]	12%	20%		15%				

1.) i3 Verticals currently has two segments, "Public Sector" and "Healthcare." i3 Verticals also has an "Other" category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations.

2.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business is providing software solutions for key verticals. Given the change in our business model following the sale of our Merchant Services Business, we have reclassified certain expenses to better align with the primary industry in which we now operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations. In addition, the Healthcare RCM Business was not classified as held for sale according to GAAP as of March 31, 2025. Accordingly, the current period and historical results of the Healthcare RCM Business are presented within results from continuing operations.

3.) Recurring cash other costs of services represents recurring operating costs directly related to our revenue generating activities except the stock compensation portion of personnel costs included within other costs of services.

4.) Recurring cash SG&A expenses represents recurring operating costs such as certain people costs (for individuals not within other cost of services), technology, facilities, sales and marketing.

5.) Adjusted EBITDA from continuing operations and Adjusted EBITDA margin from continuing operations as presented at a segment level are measures reported to our management for purposes of making decisions about allocating resources and assessing the performance of our business segments, and these measures are presented in our financial statement footnotes in accordance with ASC 280. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue. Adjusted EBITDA and Adjusted EBITDA margin, as presented on a consolidated basis, are non-GAAP financial measures. For additional information regarding these non-GAAP financial measures, including reconciliations of Adjusted EBITDA to the most comparable GAAP measure. Refer to the following slides for the reconciliations of non-GAAP financial measures.

i3 VERTICALS

9

Reconciliation of QTD Non-GAAP Financial Measures[1]

The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations, on both a consolidated basis and at a segment level, for the three months ended March 31, 2025, and March 31, 2024, is as follows:

($ in thousands)	Three Months Ended March 31, 2025				Three Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 16,050	$ (417)	$ (15,560)	$ 73	$ 13,318	$ 1,160	$ (16,187)	$ (1,709)
Net income (loss) from continuing operations attributable to non-controlling interests	—	—	1,022	1,022	—	—	(593)	(593)
Net income (loss) from continuing operations	16,050	(417)	(14,538)	1,095	13,318	1,160	(16,780)	(2,302)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	—	—	3,054	3,054	—	—	(669)	(669)
Non-cash change in fair value of contingent consideration[2]	(786)	1,167	—	381	88	(378)	—	(290)
Equity-based compensation[3]	—	—	3,932	3,932	—	—	5,022	5,022
M&A-related activity[4]	—	—	109	109	—	—	714	714
Acquisition intangible amortization[5]	4,104	809	—	4,913	4,015	815	—	4,830
Non-cash interest[6]	—	—	250	250	—	—	262	262
Other taxes[7]	1	—	454	455	(1)	28	62	89
Net gain on exchangeable note repurchases and related transactions[8]	—	—	—	—	—	—	(2,257)	(2,257)
Gain on disposal of property and equipment[9]	—	(38)	—	(38)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes from continuing operations	19,369	1,521	(6,739)	14,151	17,420	1,625	(13,646)	5,399
Estimated taxes at 25%[10]	(4,842)	(380)	1,685	(3,537)	(4,355)	(406)	3,410	(1,351)
Adjusted net income (loss) from continuing operations[11]	**$ 14,527**	**$ 1,141**	**$ (5,054)**	**$ 10,614**	**$ 13,065**	**$ 1,219**	**$ (10,236)**	**$ 4,048**
Plus:								
Cash interest (income) expense, net[12]	—	—	64	64	—	—	7,452	7,452
Estimated taxes at 25%[10]	4,842	380	(1,685)	3,537	4,355	406	(3,410)	1,351
Depreciation and internally developed software amortization[13]	2,207	201	519	2,927	1,813	150	400	2,363
Adjusted EBITDA from continuing operations[14]	**$ 21,576**	**$ 1,722**	**$ (6,156)**	**$ 17,142**	**$ 19,233**	**$ 1,775**	**$ (5,794)**	**$ 15,214**

See GAAP Diluted EPS from Continuing Operations and Non-GAAP Adjusted Diluted EPS from Continuing operations continued on the next slide.

i3 VERTICALS 10

11 See footnotes on the next slide. Reconciliation of QTD Non-GAAP Financial Measures(1) The reconciliation of our GAAP diluted EPS from continuing operations and non-GAAP Adjusted diluted EPS from continuing operations for the three months ended March 31, 2025, and March 31, 2024, is as follows: ($ in thousands, except share and per share amounts) Three Months Ended March 31, 2025 Three Months Ended March 31, 2024 Diluted net income (loss) attributable per share to Class A common stockholders from continuing operations(15) $ 0.00 $ (0.07) Adjusted diluted earnings per share from continuing operations(15)(16)(17) $ 0.32 $ 0.12 Adjusted net income from continuing operations(17) $ 10,614 $ 4,047 Adjusted weighted average shares of adjusted diluted Class A common stock outstanding(18) 33,542,165 33,810,078

12 1.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business is providing software solutions for key verticals. Given the change in our business model following the sale of our Merchant Services Business, we have reclassified certain expenses to better align with the primary industry in which we now operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations. In addition, the Healthcare RCM Business was not classified as held for sale according to GAAP as of March 31, 2025. Accordingly, the current period and historical results of the Healthcare RCM Business are presented within results from continuing operations. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company, which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures, which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 8.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024 9.) (Gain) loss on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 10.) Corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for both the six months ended March 31, 2025 and 2024, based on the estimated long-term effective tax rate, considering blended federal and state tax rates. 11.) Adjusted net income from continuing operations represents a non-GAAP financial measure and assumes that all net income during the period is available to the holders of the Company's Class A common stock. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one-for-one basis. 12.) Cash interest (income) expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 13.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. Reconciliation of QTD Non-GAAP Financial Measures See continuing footnotes on the next slide.

13 14.) Represents a non-GAAP financial measure. 15.) Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations and adjusted diluted earnings per share from continuing operations both exclude the discontinued operations of the Merchant Services Business but include the consolidated cash interest expense. 16.) Adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, is calculated using adjusted net income from continuing operations and the adjusted weighted average shares of adjusted diluted Class A common stock outstanding. Adjusted diluted earnings per share from continuing operations is the same measure as pro forma adjusted diluted earnings per share from continuing operations as was disclosed by the Company in prior earnings releases. There has not been any change in the manner in which this measure has been calculated in comparison to prior periods. 17.) Adjusted net income from continuing operations, a non-GAAP financial measure, assumes that all net income from continuing operations during the period is available to the holders of the Company's Class A common stock. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one-for-one basis. Adjusted net income from continuing operations is the same measure as pro forma adjusted net income from continuing operations as was disclosed by the Company in prior earnings release. There has not been any change in the manner in which this measure has been calculated in comparison to prior periods. 18.) Adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 9,408,427 and 10,091,604 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 299,505 and 387,235 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method for the three months ended March 31, 2025 and 2024, respectively. Reconciliation of QTD Non-GAAP Financial Measures See continuing footnotes on the next slide.

Reconciliation of YTD Non-GAAP Financial Measures[1]

The reconciliation of our income (loss) from continuing operations to non-GAAP adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations, on both a consolidated basis and at a segment level, for the six months ended March 31, 2025, and March 31, 2024, is as follows:

($ in thousands)	Six Months Ended March 31, 2025				Six Months Ended March 31, 2024			
	Public Sector	Healthcare	Other	Total	Public Sector	Healthcare	Other	Total
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 28,426	$ 2,217	$ (28,376)	$ 2,267	$ 24,726	$ 3,320	$ (32,640)	$ (4,594)
Net income (loss) from continuing operations attributable to non-controlling interests	—	—	2,150	2,150	—	—	(1,923)	(1,923)
Net income (loss) from continuing operations	28,426	2,217	(26,226)	4,417	24,726	3,320	(34,563)	(6,517)
Non-GAAP Adjustments:								
Provision for (benefit from) income taxes	—	—	3,577	3,577	—	—	(1,763)	(1,763)
Non-cash change in fair value of contingent consideration[2]	466	1,292	—	1,758	170	(697)	—	(527)
Equity-based compensation[3]	—	—	7,746	7,746	—	—	10,380	10,380
M&A-related activity[4]	—	—	160	160	—	—	958	958
Acquisition intangible amortization[5]	8,208	1,618	—	9,826	8,056	1,630	—	9,686
Non-cash interest[6]	—	—	530	530	—	—	676	676
Other taxes[7]	14	—	693	707	27	31	115	173
Net gain on exchangeable note repurchases and related transactions[8]	—	—	—	—	—	—	(2,257)	(2,257)
(Gain) loss on disposal of property and equipment[9]	(585)	(38)	—	(623)	118	—	(11)	107
Non-GAAP adjusted income (loss) before taxes from continuing operations	36,529	5,089	(13,520)	28,098	33,097	4,284	(26,465)	10,916
Estimated taxes at 25%[10]	(9,132)	(1,272)	3,380	(7,024)	(8,274)	(1,071)	6,615	(2,730)
Adjusted net income (loss) from continuing operations[11]	**$ 27,397**	**$ 3,817**	**$ (10,140)**	**$ 21,074**	**$ 24,823**	**$ 3,213**	**$ (19,850)**	**$ 8,186**
Plus:								
Cash interest (income) expense, net[12]	—	—	(282)	(282)	6	—	13,719	13,725
Estimated taxes at 25%[10]	9,132	1,272	(3,380)	7,024	8,274	1,071	(6,615)	2,730
Depreciation and internally developed software amortization[13]	4,290	381	1,027	5,698	3,489	285	787	4,561
Adjusted EBITDA from continuing operations[14]	**$ 40,819**	**$ 5,470**	**$ (12,775)**	**$ 33,514**	**$ 36,592**	**$ 4,569**	**$ (11,959)**	**$ 29,202**

See GAAP Diluted EPS from Continuing Operations and Non-GAAP Adjusted Diluted EPS from Continuing operations continued on the next slide.

i3 VERTICALS

14

15 See footnotes on the next slide. ($ in thousands, except share and per share amounts) Six Months Ended March 31, 2025 Six Months Ended March 31, 2024 Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations(15) $ 0.09 $ (0.20) Adjusted diluted earnings per share from continuing operations(15)(16)(17) $ 0.62 $ 0.24 Adjusted net income from continuing operations(17) $ 21,074 $ 8,186 Adjusted weighted average shares of adjusted diluted Class A common stock outstanding(18) 33,801,930 33,819,224 The reconciliation of our GAAP diluted EPS from continuing operations and non-GAAP Adjusted diluted EPS from continuing operations for the six months ended March 31, 2025, and March 31, 2024, is as follows: Reconciliation of YTD Non-GAAP Financial Measures(1)

16 1.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business is providing software solutions for key verticals. Given the change in our business model following the sale of our Merchant Services Business, we have reclassified certain expenses to better align with the primary industry in which we now operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations. In addition, the Healthcare RCM Business was not classified as held for sale according to GAAP as of March 31, 2025. Accordingly, the current period and historical results of the Healthcare RCM Business are presented within results from continuing operations. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company, which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures, which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 8.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024 9.) (Gain) loss on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 10.) Corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for both the six months ended March 31, 2025 and 2024, based on the estimated long-term effective tax rate, considering blended federal and state tax rates. 11.) Adjusted net income from continuing operations represents a non-GAAP financial measure and assumes that all net income during the period is available to the holders of the Company's Class A common stock. 12.) Cash interest (income) expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 13.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. Reconciliation of YTD Non-GAAP Financial Measures See continuing footnotes on the next slide.

17 Reconciliation of YTD Non-GAAP Financial Measures 14.) Represents a non-GAAP financial measure. 15.) Diluted net income (loss) per share attributable to Class A common stockholders from continuing operations and adjusted diluted earnings per share from continuing operations both exclude the discontinued operations of the Merchant Services Business but include the consolidated cash interest expense. 16.) Adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, is calculated using adjusted net income from continuing operations and the adjusted weighted average shares of adjusted diluted Class A common stock outstanding. Adjusted diluted earnings per share from continuing operations is the same measure as pro forma adjusted diluted earnings per share from continuing operations as was disclosed by the Company in prior earnings releases. There has not been any change in the manner in which this measure has been calculated in comparison to prior periods. 17.) Adjusted net income from continuing operations, a non-GAAP financial measure, assumes that all net income from continuing operations during the period is available to the holders of the Company's Class A common stock. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one-for-one basis. Adjusted net income from continuing operations is the same measure as pro forma adjusted net income from continuing operations as was disclosed by the Company in prior earnings release. There has not been any change in the manner in which this measure has been calculated in comparison to prior periods. 18.) Adjusted weighted average shares of adjusted diluted Class A common stock outstanding include 9,720,698 and 10,092,504 outstanding shares of Class A common stock issuable upon the exchange of Common Units in i3 Verticals, LLC and 389,584 and 427,506 shares resulting from estimated stock option exercises and restricted stock units vesting as calculated by the treasury stock method for the six months ended March 31, 2025 and 2024, respectively.

Reconciliation of Non-GAAP Financial Measures[1]

The reconciliation of our quarterly income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations (on a consolidated basis as well as with respect to the Healthcare RCM Business and RemainCo) is as follows:

($ in thousands)	Three months ended					
	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023
Net income (loss) from continuing operations attributable to i3 Verticals, Inc.	$ 73	$ 2,194	$ 6,329	$ (10,656)	$ (1,709)	$ (2,885)
Net income (loss) from continuing operations attributable to non-controlling interests	1,022	1,128	689	(3,190)	(593)	(1,330)
Net income (loss) from continuing operations	1,095	3,322	7,018	(13,846)	(2,302)	(4,215)
Non-GAAP Adjustments:						
Provision for (benefit from) income taxes	3,054	523	(9,175)	5,271	(669)	(1,094)
Non-cash change in fair value of contingent consideration[2]	381	1,377	(145)	(18)	(290)	(237)
Equity-based compensation[3]	3,932	3,814	3,367	4,432	5,022	5,358
M&A-related activity[4]	109	51	272	1,931	714	244
Acquisition intangible amortization[5]	4,913	4,913	4,853	4,788	4,830	4,856
Non-cash interest[6]	250	280	278	221	262	414
Other taxes[7]	455	252	1,605	230	89	84
Other expense related to the adjustment of liabilities under tax receivable agreement[8]	—	—	(1,245)	—	—	—
Net gain on exchangeable note repurchases and related transactions[9]	—	—	—	—	(2,257)	—
(Gain) loss on disposal of property and equipment[10]	(38)	(585)	—	—	—	107
Non-GAAP adjusted income (loss) before taxes from continuing operations	14,151	13,947	6,828	3,009	5,399	5,517
Estimated taxes at 25%[11]	(3,537)	(3,487)	(1,707)	(752)	(1,351)	(1,379)
Adjusted net income (loss) from continuing operations[12]	**$ 10,614**	**$ 10,460**	**$ 5,121**	**$ 2,257**	**$ 4,048**	**$ 4,138**
Plus:						
Cash interest (income) expense, net[13]	64	(346)	6,678	7,685	7,452	6,273
Estimated taxes at 25%[11]	3,537	3,487	1,707	752	1,351	1,379
Depreciation and internally developed software amortization[14]	2,927	2,771	2,727	2,181	2,363	2,198
Adjusted EBITDA from continuing operations[15]	**$ 17,142**	**$ 16,372**	**$ 16,233**	**$ 12,875**	**$ 15,214**	**$ 13,988**
Less: Adjusted EBITDA from Healthcare RCM Business[15]	1,301	1,801	1,620	2,096	1,666	2,464
Adjusted EBITDA from RemainCo[15]	**$ 15,841**	**$ 14,571**	**$ 14,613**	**$ 10,779**	**$ 13,548**	**$ 11,524**

See footnotes on the next slide.

i3 VERTICALS

18

19 1.) Following the disposal of our Merchant Services Business in the fourth quarter of fiscal year 2024, our core business is providing software solutions for key verticals. Given the change in our business model following the sale of our Merchant Services Business, we have reclassified certain expenses to better align with the primary industry in which we now operate. During the first quarter of fiscal year 2025, we revised our presentation of certain expenses in the Condensed Consolidated Statements of Operations from selling, general and administrative expenses to other costs of services. We reclassified personnel costs related to installation of our software, conversion of client data, training client personnel, customer support activities and various other services provided directly to customers from selling, general and administrative to other costs of services. We also reclassified certain hosting and related software costs for directly supporting our customers from selling, general and administrative to other costs of services. Prior period results have been reclassified to conform to the current presentation. These tables are presented for our continuing operations. In addition, the Healthcare RCM Business was not classified as held for sale according to GAAP as of March 31, 2025. Accordingly, the current period and historical results of the Healthcare RCM Business are presented within results from continuing operations. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) M&A-related activity is the net impact of professional service and related costs directly related to any merger, acquisition and disposition activity of the Company, which are recorded in selling, general and administrative in the condensed consolidated statements of operations, and revenue earned through post-sale non-recurring activities with divestitures, which are recorded in other income in the condensed consolidated statements of operations. i3 Verticals believes these activities are not reflective of the underlying operational performance of the Company. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024 10.) (Gain) loss on disposal of property and equipment is related to the sale of buildings and automobiles purchased through acquisitions. 11.) Corporate income tax expense is based on non-GAAP adjusted income before taxes from continuing operations and is calculated using a tax rate of 25.0% for all presented quarters, based on the estimated long-term effective tax rate, considering blended federal and state tax rates. 12.) Adjusted net income from continuing operations represents a non-GAAP financial measure and assumes that all net income during the period is available to the holders of the Company's Class A common stock. Further, adjusted diluted earnings per share from continuing operations assumes that all Common Units in i3 Verticals, LLC and the associated non- voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one-for-one basis. 13.) Cash interest (income) expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 14.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 15.) Represents a non-GAAP financial measure. Reconciliation of Non-GAAP Financial Measures